THE SCHNEIDER
                                   SMALL CAP
                                   VALUE FUND


                                   SEMI-ANNUAL
                                     REPORT
                                FEBRUARY 28, 2002

                                [GRAPHIC OMITTED]
                          SCHNEIDER CAPITAL MANAGEMENT

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2002 (UNAUDITED)

Dear Fellow Shareholder:

     We are pleased to provide you with the semi-annual report for the Schneider Small Cap Value Fund for the six months ended February 28, 2002.

U.S. STOCK MARKET OVERVIEW

     The stock market experienced uneven performance during the six months ended February 28, 2002. The Standard & Poor's 500 Index dropped -3.34% for the period, while the Russell 2000 Index of small cap stocks rose a modest 1.77%.

     The equity markets offered a wild roller coaster ride that did not amuse investors. An initial stomach-churning drop in the aftermath of the September 11th attacks was followed by an exhilarating fourth quarter rally. The first two months of 2002 were calm by comparison. Stocks suffered their precipitous decline in late September as the tragic events shook investor confidence and left the economic outlook uncertain. Calm was restored during the fourth quarter of 2001 and it appeared that investors began to turn their attention toward the eventual economic recovery. Economic data released in February indicated in our view that the recession was very mild, the worst was behind us and the economy was picking up steam.

INVESTMENT REVIEW

     The performance of the Fund lagged behind the benchmark Russell 2000 Value Index over the six months ended February 28, 2002, returning 2.19% versus 5.86% for its benchmark. Since inception on September 2, 1998, the Fund produced strong results in delivering a 30.61% annualized return versus 14.18% for the index.

     Fund performance was impaired by our holdings in cyclical stocks whose earnings growth is dependent on the growth rate of the economy. We believe that many economically sensitive stocks are undervalued and poised for healthy earnings improvement as the economy recovers from the 2001 recession. However, the slowdown weakened the demand for many industrial goods and temporarily held back the performance of our investments.

     The other area of weak performance was related to our insurance stocks. We trimmed our commitment during the period and feel confident that our current holdings offer promising investment potential.

OUTLOOK AND PORTFOLIO STRATEGY

     It appears that the recent economic downturn might be remembered as the mildest recession in U.S. history. We believe that the worst is over, and most of the structural imbalances and excesses that triggered the recent recession are well on their way to being corrected. However, we anticipate that the magnitude of the recovery will be more muted than the historical averages.

     The Fund has maintained its exposure to cyclical industries and individual companies that we believe should benefit greatly as the economy picks up steam. Many of these companies have been in a prolonged recession and have already endured a painful period of restructuring and industry consolidation that we feel will enhance their future earnings growth potential. We've highlighted several areas in which the Fund has an emphasis:

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2002 (UNAUDITED)


     ENERGY - We measurably increased the commitment to the energy sector during the period. The focus of our attention is on undervalued North American natural gas stocks. In our view, natural gas prices collapsed amid temporary oversupply and reduced expectations for demand during the global economic slowdown. As a result, domestic natural gas exploration and production activity has been drastically curtailed. We expect gas prices to resume an upward trend when the economy improves and demand rebounds, and we believe that the earnings and stock price of our companies should eventually follow suit.

     TRUCKING - We maintained the position in the trucking and truck manufacturing industry that we established in the first half of 2001. Trucking took the full brunt of the severe manufacturing recession. Nearly 5,000 of the weaker local and regional truckers have closed or filed for bankruptcy. In our opinion, constrained capacity and an eventual upswing in demand should ignite a substantial earnings rebound for the group.

     SEMICONDUCTORS - Weak demand, excess inventories, a glut of new capacity and global recession sent the industry into its worst downturn ever in 2001. When the stocks took a (hopefully) final plunge in late September, we increased the commitment to memory manufacturers and "back-end" semiconductor equipment companies. Since September, we believe industry consolidation activity and increases in memory prices have raised the likelihood that the worst is nearly over.

     OTHER ECONOMICALLY SENSITIVE INDUSTRIES - Steel, aluminum, consumer finance and manufactured housing issues represent other pockets of portfolio exposure that are in line with our expectation for modest, non-inflationary economic growth in 2002 and 2003.

                                         /s/ Arnold C. Schneider III
                                         Arnold C. Schneider III, CFA
                                         Portfolio Manager
                                         Schneider Capital Management

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2002 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    DOLLARS

                          Schneider Small Cap                Russell 2000
                               Value Fund                    Value Index
                          -------------------                ------------
  9/2/98                       $10,000.00                    $10,000.00
 9/30/98                        10,000.00                     10,362.50
10/31/98                        11,930.00                     10,670.10
11/30/98                        12,410.00                     10,959.00
12/31/98                        12,470.70                     11,302.60
 1/31/99                        13,785.60                     11,046.00
 2/28/99                        12,531.40                     10,291.90
 3/31/99                        13,006.80                     10,207.00
 4/30/99                        15,221.80                     11,138.80
 5/31/99                        16,233.20                     11,481.20
 6/30/99                        18,043.60                     11,896.90
 7/31/99                        18,731.30                     11,614.50
 8/31/99                        18,245.90                     11,190.00
 9/30/99                        17,517.70                     10,966.30
10/31/99                        16,759.10                     10,746.80
11/30/99                        17,457.00                     10,802.50
12/31/99                        18,340.80                     11,134.40
 1/31/00                        17,833.00                     10,843.20
 2/29/00                        18,069.20                     11,506.00
 3/31/00                        19,391.90                     11,560.00
 4/30/00                        19,391.90                     11,628.30
 5/31/00                        19,769.80                     11,450.90
 6/30/00                        19,840.70                     11,785.50
 7/31/00                        19,734.40                     12,178.20
 8/31/00                        20,750.10                     12,722.60
 9/30/00                        20,844.50                     12,650.50
10/31/00                        20,490.20                     12,605.60
11/30/00                        19,415.50                     12,349.00
12/31/00                        21,494.60                     13,675.90
 1/31/01                        24,177.80                     14,053.40
 2/28/01                        23,127.20                     14,034.00
 3/31/01                        22,034.00                     13,808.90
 4/30/01                        23,326.00                     14,448.00
 5/31/01                        24,546.90                     14,819.60
 6/30/01                        25,100.60                     15,415.80
 7/31/01                        24,873.50                     15,070.10
 8/31/01                        24,887.70                     15,017.90
 9/30/01                        20,855.70                     13,360.10
10/31/01                        21,863.70                     13,709.10
11/30/01                        23,950.70                     14,694.10
12/31/01                        25,657.00                     15,593.80
 1/31/02                        25,477.20                     15,800.80
 2/28/02                        25,447.20                     15,897.00

             Past performance is not predictive of future results.

                                 Total Returns

                                           Value on
                                       February 28, 2002      Since Inception(3)
                                       -----------------      ------------------
Schneider Small Cap Value                  $25,447                  30.61%
Russell 2000 Value Index                   $15,897                  14.18%

     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $16.97 per share on February 28, 2002, adjusted for dividends totaling $6.40 per share paid from net investment income and realized gains.

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Annualized return for the period September 2, 1998 (commencement of operations) through February 28, 2002.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                 SHARES            VALUE
                                                 -------        -----------
COMMON STOCKS -- 92.7%
AEROSPACE & DEFENSE -- 2.3%
BE Aerospace, Inc.* .........................     18,600        $   142,104
Orbital Sciences Corp.* .....................    159,200            916,992
                                                                -----------
                                                                  1,059,096
                                                                -----------
AGRICULTURE -- 3.3%
Corn Products International, Inc. ...........     50,000          1,537,500
                                                                -----------
AUTOMOBILE PARTS & EQUIPMENT -- 3.0%
ArvinMeritor, Inc. ..........................     23,400            659,646
Visteon Corp. ...............................     49,000            694,820
                                                                -----------
                                                                  1,354,466
                                                                -----------
AUTOMOBILE RENTALS -- 0.2%
Dollar Thrifty Automotive Group, Inc.* ......      4,600             78,200
                                                                -----------
BANKS -- 1.7%
Integra Bank Corp. ..........................      6,300            125,118
LSB Bancshares, Inc. ........................        800             11,280
Provident Financial Group, Inc. .............     17,200            417,788
Sun Bancorp, Inc.* ..........................      1,700             21,505
Vail Banks, Inc. ............................     16,600            198,702
                                                                -----------
                                                                    774,393
                                                                -----------
CHEMICALS -- 5.9%
Airgas, Inc.* ...............................     38,500            677,600
Georgia Gulf Corp. ..........................     26,600            638,666
IMC Global, Inc. ............................     57,500            764,750
PolyOne Corp. ...............................     61,100            611,000
                                                                -----------
                                                                  2,692,016
                                                                -----------
CHEMICALS & PLASTIC -- 1.7%
Wellman, Inc. ...............................     52,400            765,040
                                                                -----------
CHEMICALS - SPECIALTY -- 1.0%
Celanese AG .................................     22,300            428,160
Olin Corp. ..................................      2,600             43,914
                                                                -----------
                                                                    472,074
                                                                -----------
COMMUNICATION SERVICES -- 0.2%
Metromedia International Group, Inc.* .......    101,500             34,510
VIA NET.WORKS, Inc.* ........................     65,200             58,680
                                                                -----------
                                                                     93,190
                                                                -----------

                                                 SHARES            VALUE
                                                 -------        -----------
COMPUTER COMPONENTS -- 1.8%
SanDisk Corp.* ..............................     48,400        $   711,964
Silicon Storage Technology* .................     11,900            105,910
                                                                -----------
                                                                    817,874
                                                                -----------
COMPUTER SOFTWARE -- 0.3%
Take-Two Interactive Software, Inc. .........      6,900            128,547
                                                                -----------
FARM MACHINERY & EQUIPMENT -- 0.2%
CNH Global N.V ..............................     26,000            101,400
                                                                -----------
FERTILIZERS -- 0.5%
LESCO, Inc. .................................     27,400            211,254
                                                                -----------
FINANCE -- 4.1%
AmeriCredit Corp.* ..........................     40,300            941,005
Union Acceptance Corp.* .....................     13,100             64,190
Westcorp, Inc. ..............................     52,116            862,520
                                                                -----------
                                                                  1,867,715
                                                                -----------
FOOD -- 2.6%
International Multifoods Corp.* .............     15,000            315,750
Tate & Lyle P.L.C.-- ADR ....................     45,600            866,838
                                                                -----------
                                                                  1,182,588
                                                                -----------
FOOD-MEAT PROCESSING -- 1.3%
Pilgrim's Pride Corp., Class A ..............     63,200            595,976
                                                                -----------
FOOTWEAR -- 1.5%
Barry (R.G.) Corp.* .........................     99,200            565,440
Finish Line Inc., (The) Class A* ............      8,700            141,027
                                                                -----------
                                                                    706,467
                                                                -----------
HEALTHCARE -- 2.1%
Angelica Corp. ..............................     21,400            273,920
Cobalt Corp. ................................     35,600            272,340
PacifiCare Health Systems, Inc.* ............     29,400            433,650
                                                                -----------
                                                                    979,910
                                                                -----------
HEALTHCARE FACILITIES -- 1.9%
Sunrise Assisted Living, Inc.* ..............     37,800            881,874
                                                                -----------
HOMEBUILDING -- 4.5%
Champion Enterprises, Inc.* .................    145,200          1,282,116
Clayton Homes, Inc. .........................     50,500            767,600
                                                                -----------
                                                                  2,049,716
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                 SHARES            VALUE
                                                 -------        -----------
HOTEL/RESTAURANTS -- 0.3%
     Triarc Co., Inc. .......................      5,900        $   158,415
                                                                -----------
INSURANCE -- 0.8%
Scottish Annuity & Life Holdings, Ltd.* .....     24,300            386,370
                                                                -----------
INSURANCE - HEALTH & LIFE -- 2.7%
FPIC Insurance Group, Inc.* .................     87,300          1,083,393
MIIX Group, Inc. (The) ......................     46,600            146,790
                                                                -----------
                                                                  1,230,183
                                                                -----------
INSURANCE - PROPERTY & CASUALTY -- 4.2%
American Financial Group, Inc. ..............     41,300          1,087,016
Danielson Holding Corp.* ....................     50,300            301,800
Meadowbrook Insurance Group, Inc. ...........      6,900             23,115
Odyssey Re Holdings Corp. ...................     31,100            515,327
                                                                -----------
                                                                  1,927,258
                                                                -----------
MACHINERY -- 0.1%
Terex Corp. .................................      1,600             32,608
                                                                -----------
MANUFACTURING -- 1.2%
DT Industries, Inc.* ........................        200                730
York International Corp. ....................     16,000            560,000
                                                                -----------
                                                                    560,730
                                                                -----------
METALS & MINING -- 5.1%
Brush Engineered Materials, Inc.* ...........     23,500            257,325
Century Aluminum Co. ........................     86,000            958,040
Cleveland-Cliffs, Inc. ......................     22,500            376,425
Commercial Metals Co. .......................     12,600            459,270
Southern Peru Copper Corp. ..................     24,400            273,280
                                                                -----------
                                                                  2,324,340
                                                                -----------
METALS FABRICATING -- 0.1%
Atchison Casting Corp.* .....................     25,200             40,320
                                                                -----------
OFFICE FURNISHINGS -- 0.6%
Interface, Inc. .............................     53,700            265,815
                                                                -----------
OFFICE PRODUCTS -- 1.0%
Moore Corp., Ltd.* ..........................     39,400            443,250
                                                                -----------

                                                 SHARES            VALUE
                                                 -------        -----------
OIL & GAS EXPLORATION -- 6.5%
Denbury Resources, Inc.* ....................     15,800        $   112,022
Evergreen Resources, Inc.* ..................     18,500            773,300
Grey Wolf, Inc.* ............................    146,800            475,632
Patina Oil & Gas Corp. ......................     38,200          1,039,040
Quicksilver Resources, Inc.* ................      3,300             66,594
Tesoro Petroleum Corp.* .....................     43,200            498,375
                                                                -----------
                                                                  2,964,963
                                                                -----------
OIL & GAS FIELD SERVICES -- 3.8%
Atwood Oceanics, Inc.* ......................     11,600            463,420
Hanover Compressor Co.* .....................     13,200            231,660
Newpark Resources, Inc.* ....................      3,400             22,576
Smedvig ASA, Class B -- ADR .................     11,900             75,565
Trico Marine Services, Inc.* ................     13,600             93,976
Willbros Group, Inc.* .......................     57,800            864,688
                                                                -----------
                                                                  1,751,885
                                                                -----------
PAPER & FORESTRY PRODUCTS -- 0.6%
Louisiana-Pacific Corp.* ....................     25,900            261,331
                                                                -----------
PLASTIC PRODUCTS -- 1.0%
Tupperware Corp. ............................     22,200            447,996
                                                                -----------
REAL ESTATE -- 3.1%
American Real Estate Partners, L.P.* ........     41,400            376,740
FelCor Lodging Trust, Inc., REIT ............     13,700            263,040
La Quinta Properties, Inc., REIT ............        800              5,280
MeriStar Hospitality Corp., REIT ............     31,600            511,604
Newhall Land & Farming Co. ..................      8,300            251,905
                                                                -----------
                                                                  1,408,569
                                                                -----------
RETAIL MERCHANDISING -- 0.6%
Dillard's Inc., Class A .....................     13,400            269,340
                                                                -----------
SAVINGS & LOAN ASSOCIATIONS -- 0.5%
Washington Federal, Inc. ....................      9,605            249,153
                                                                -----------
SEMICONDUCTOR EQUIPMENT -- 4.5%
Alliance Semiconductor Corp.* ...............     26,400            282,216
BE Semiconductor Industries N.V.* ...........     97,700            723,078
Kulicke and Soffa Industries, Inc.* .........     37,700            664,274
Ultratech Stepper, Inc.* ....................     26,200            411,078
                                                                -----------
                                                                  2,080,646
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                 SHARES            VALUE
                                                 -------        -----------
STEEL -- 2.9%
Maverick Tube Corp.* ........................     54,200        $   753,380
NS Group, Inc.* .............................     22,225            190,468
United States Steel Corp. ...................     22,900            405,788
                                                                -----------
                                                                  1,349,636
                                                                -----------
STEEL - SPECIALTY -- 0.7%
UCAR International, Inc.* ...................     29,400            316,638
                                                                -----------
TELECOMMUNICATIONS -- 0.2%
Touch America Holding, Inc.* ................     24,200             78,650
                                                                -----------
TRANSPORTATION -- 5.9%
Alexander & Baldwin, Inc. ...................     15,000            371,400
Covenant Transport, Inc., Class A* ..........     50,900            764,518
Kirby Corp.* ................................      3,600            109,620
Ryder System, Inc. ..........................     18,600            522,660
Stolt-Nielsen S.A. - ADR ....................     33,000            450,450
U.S. Xpress Enterprises, Inc., Class A* .....     19,000            188,100
Werner Enterprises, Inc. ....................     12,100            286,528
                                                                -----------
                                                                  2,693,276
                                                                -----------
TRUCK TRAILERS -- 3.8%
Wabash National Corp. .......................    160,300          1,761,697
                                                                -----------
UTILITIES -- 1.6%
Avista Corp. ................................     13,300            194,180
Sierra Pacific Resources ....................     33,700            544,255
                                                                -----------
                                                                    738,435
                                                                -----------
PAPER -- 0.8%
Glatfelter, Inc. ............................     20,600            355,350
                                                                -----------
   TOTAL COMMON STOCKS
     (Cost $38,005,808) .....................                    42,446,150
                                                                -----------
CANADIAN COMMON STOCK -- 2.2%
Boardwalk Equities, Inc. ....................     39,000            309,911
Canadian Hotel Income Properties, REIT ......     59,561            343,002
Fairfax Financial Holdings, Ltd. ............      3,100            359,077
                                                                -----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $1,067,640) ......................                     1,011,990

                                                 SHARES            VALUE
                                                 -------        -----------
HONG KONG COMMON STOCK -- 1.4%
ASM Pacific Technology, Ltd. ................    330,200        $   639,293
                                                                -----------
   TOTAL HONG KONG COMMON STOCK
     (Cost $648,874) ........................                       639,293
                                                                -----------
                                                   PAR
                                                  (000)
                                                 -------
CONVERTIBLE BONDS -- 0.3%
American Retirement Corp.
   5.75%, 10/01/02 ..........................    $   206            120,253
                                                                -----------
   TOTAL CONVERTIBLE BONDS
     (Cost $166,328) ........................                       120,253
                                                                -----------
SHORT-TERM INVESTMENTS -- 5.0%
Wilmington Fund Cash Sweep
   1.49%, 03/01/02 ..........................      2,270          2,269,885
                                                                -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $2,269,885) ......................                     2,269,885
                                                                -----------
TOTAL INVESTMENTS -- 101.6%
   (Cost $42,158,535) .......................                    46,487,571
                                                                -----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (1.6%) ...................                      (710,516)
                                                                -----------
NET ASSETS -- 100.0% ........................                   $45,777,055
                                                                ===========

------------
  *Non-income producing.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                          FEBRUARY 28, 2002 (UNAUDITED)

ASSETS
   Investments, at value (cost -- $39,888,650) .........      $44,217,686
   Cash ................................................        2,269,885
   Receivable for investments sold .....................          284,831
   Receivable for fundshares sold ......................           44,861
   Dividends and interest receivable ...................           44,130
   Other Assets ........................................              578
                                                              -----------
     Total Assets ......................................       46,861,971
                                                              -----------
LIABILITIES
   Payable for investment purchased ....................        1,046,912
   Accrued expenses payable and other liabilities ......           38,004
                                                              -----------
     Total Liabilities .................................        1,084,916
                                                              -----------
NET ASSETS
   Capital stock, $0.001 par value .....................            2,859
   Additional Paid-in capital ..........................       41,613,248
   Undistributed net investment income .................          137,609
   Accumulated net realized loss from investments
     and foreign exchange transactions, if any .........         (305,569)
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any .............        4,328,908
                                                              -----------
   Net assets applicable to shares outstanding .........      $45,777,055
                                                              ===========
Shares outstanding .....................................        2,696,971
                                                              ===========
Net asset value, offering and redemption price per share      $     16.97
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                                             FOR THE SIX
                                                                            MONTHS ENDED
                                                                          FEBRUARY 28, 2002
                                                                          -----------------
Investment Income
   Dividends ..........................................................      $ 219,692*
   Interest ...........................................................         29,465
                                                                             ---------
     Investment Income ................................................        249,157
                                                                             ---------
Expenses
   Advisory fees ......................................................        186,869
   Administrative fees ................................................         52,564
   Administration service fees ........................................         28,030
   Custodian fees and expenses ........................................         21,690
   Transfer agent fees and expenses ...................................         13,041
   Printing ...........................................................         10,264
   Federal and state registration fees ................................          5,951
   Audit and legal fees ...............................................          5,141
   Directors fees .....................................................          1,080
   Miscellaneous fees .................................................          1,041
   Insurance ..........................................................            190
                                                                             ---------
     Total expenses before waivers ....................................        325,861
   Less waivers .......................................................       (120,275)
                                                                             ---------
     Net expenses after waivers and reimbursements ....................        205,586
                                                                             ---------
Net investment income .................................................         43,571
                                                                             ---------
Net realized and unrealized loss on investment and foreign exchange transactions:
   Net realized loss from:
     Investments ......................................................        (93,140)
     Foreign currency transactions ....................................           (196)

   Net change in unrealized appreciation/(depreciation) on:
     Investments ......................................................        895,596
     Foreign currency transactions ....................................           (122)
                                                                             ---------

   Net realized and unrealized gain on investments and foreign currency        802,138
                                                                             ---------
Net increase in net assets resulting from operations ..................      $ 845,709

---------
*Net of foreign withholding taxes of $5,150.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                        STATEMENT OF CHANGES INNET ASSETS






                                                                  FOR THE SIX MONTHS          FOR THE
                                                                ENDED FEBRUARY 28, 2002     YEAR ENDED
                                                                    (UNAUDITED)           AUGUST 31, 2001
                                                                -----------------------   ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ..................................          $    43,571            $   179,777
   Net realized gain from investments and
     foreign currency transactions, if any ................              (93,336)             2,370,170
   Net change in unrealized appreciation on investments and
     foreign currency transactions, if any ................              895,474              1,812,884
                                                                     -----------            -----------
   Net increase in net assets resulting from operations ...              845,709              4,362,831
                                                                     -----------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................             (142,528)               (93,529)
   Net realized capital gains .............................           (1,844,758)            (3,249,041)
                                                                     -----------            -----------
     Total dividends and distributions to shareholders ....           (1,987,286)            (3,342,570)
                                                                     -----------            -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS (SEE NOTE 4) .........................            8,006,311             18,498,367
                                                                     -----------            -----------
     Total increase in net assets .........................            6,864,734             19,518,628

NET ASSETS
   Beginning of period ....................................           38,912,321             19,393,693
                                                                     -----------            -----------
   End of period* .........................................          $45,777,055            $38,912,321
                                                                     ===========            ===========

---------
* Includes undistributed net investment income of $137,609 and $143,036 for the fiscal period ended February 28, 2002 and the fiscal year ended August 31, 2001, respectively.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                 FOR THE SIX MONTHS        FOR THE          FOR THE           FOR THE PERIOD
                                               ENDED FEBRUARY 28, 2002   YEAR ENDED       YEAR ENDED       SEPTEMBER 2, 1998*
                                                     (UNAUDITED)       AUGUST 31, 2001  AUGUST 31, 2000  THROUGH AUGUST 31, 1999
                                               ----------------------- ---------------  ---------------  -----------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........          $ 17.53             $ 17.57          $ 18.04            $ 10.00

Net investment income/(loss)(1) .............             0.02                0.09             0.07              (0.02)
Net realized and unrealized gain on
   investments and foreign currency
   transactions, if any(2) ..................             0.33                2.75             1.94               8.19
                                                       -------             -------          -------            -------
Net increase in net assets resulting
   from operations ..........................             0.35                2.84             2.01               8.17
                                                       -------             -------          -------            -------
Dividends and distributions to shareholders from:
Net investment income .......................            (0.07)              (0.08)              --                 --
Net realized capital gains ..................            (0.84)              (2.80)           (2.48)             (0.13)
                                                       -------             -------          -------            -------
Total dividends and distributions to
   shareholders .............................            (0.91)              (2.88)           (2.48)             (0.13)
                                                       -------             -------          -------            -------
Net asset value, end of period ..............          $ 16.97             $ 17.53          $ 17.57            $ 18.04
                                                       =======             =======          =======            =======
Total investment return(3) ..................             2.19%              19.94%           13.72%             82.46%
                                                       =======             =======          =======            =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...          $45,777             $38,912          $19,394            $12,924
Ratio of expenses to average net assets(1) ..             1.10%(4)            1.10%            1.10%              1.10%(4)
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ...........................             1.74%(4)            2.02%            2.37%              3.90%(4)
Ratio of net investment income to average
   net assets(1) ............................             0.23%(4)            0.71%            0.44%             (0.17)%(4)
Portfolio turnover rate .....................            37.35%              79.30%           84.93%            145.99%

------------
*   Commencement of operations.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has thirteen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund") which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of thirteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families", nine of which have begun investment operations, including the Schneider Small Cap Value Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as trustee or professional fees) are charged to all funds in proportion to their net assets of the RBB funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the six months ended February 28, 2002, investment advisory fees and waivers of expenses were as follows:


                                                    GROSS ADVISORY    WAIVERS      NET ADVISORY
                                                    --------------    -------      -------------
     Schneider Small Cap Value Fund                   $ 186,869      $(97,851)        $89,018

     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

     PFPC Trust Co. serves as custodian of the Fund. PFPC Inc. ("PFPC"), serves as administrator for the Fund. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. For providing custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of .015% of the funds average daily gross assets. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses. In addition, PFPC serves as the Fund's transfer and disbursing agent. For providing transfer agency services, PFPC is entitled to receive a monthly fee based on 1/12th equal to an annual fee, subject to a minimum monthly fee of $2,000 per Fund plus out of pocket expenses.

     PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provided certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the six months ended February 28, 2002, PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees were as follows:


                                                     GROSS
                                                ADMINISTRATIVE                            NET ADMINISTRATIVE
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                                --------------            ---------       ------------------
    Schneider Small Cap Value Fund                  $28,030               $(22,424)              $5,606

3.   INVESTMENT IN SECURITIES

     For U.S.  federal  income tax  purposes,  the cost of  securities  owned at
February   28,   2002  was   $42,329,222.   Accordingly,   the  net   unrealized
appreciation/(depreciation) of investments was as follows:


                                                                                           NET APPRECIATION/
                                                 APPRECIATION          DEPRECIATION         (DEPRECIATION)
                                                 ------------          ------------        -----------------
     Schneider Small Cap Value Fund               $6,311,181           $(2,145,767)           $4,165,414

     For the six months ended February 28, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                              PURCHASES               SALES
                                             -----------           -----------
     Schneider Small Cap Value Fund          $19,091,542           $14,219,879

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

4.   CAPITAL SHARE TRANSACTIONS

     As of February 28, 2002 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the six months ended February 28, 2002 were as follows:

                                              SCHNEIDER SMALL CAP VALUE FUND
                                               ---------------------------
                                                 FOR THE SIX MONTHS ENDED
                                               ---------------------------
                                                     FEBRUARY 28, 2002
                                               ---------------------------
                                                SHARES            AMOUNT
                                               --------        -----------
     Sales ................................     462,876        $ 7,777,357
     Reinvest .............................     118,377          1,935,470
     Repurchases ..........................    (103,571)        (1,706,516)
                                               --------        -----------
     Net increase .........................     477,682        $ 8,006,311
                                               ========        ===========

     On February 28, 2002, two shareholders held approximately 13% of the outstanding shares of the Schneider Small Cap Value Fund. One of the shareholders, an officer of the advisor, owns approximately 6% of the outstanding shares.

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.